UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material pursuant to § 240.14a-12
VALEANT PHARMACEUTICALS INTERNATIONAL

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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     On September 17, 2010, Valeant Pharmaceuticals International (“Valeant”) made the following disclosure in a Current Report on Form 8-K relating to the Agreement and Plan of Merger, dated as of June 20, 2010, among Valeant, Biovail Corporation, Biovail Americas Corp. and Beach Merger Corp.

Item 8.01	Other Events.
     This Current Report on Form 8-K is being filed pursuant to a memorandum of understanding regarding the settlement of certain litigation relating to the Agreement and Plan of Merger, dated as of June 20, 2010, entered into among Valeant Pharmaceuticals International, a Delaware corporation (“Valeant”), Biovail Corporation, a Canadian corporation (“Biovail”), Biovail Americas Corp., a Delaware corporation and a wholly owned subsidiary of Biovail (“BAC”), and Beach Merger Corp., a Delaware corporation and a newly formed, wholly owned subsidiary of BAC (“Merger Sub”) (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Valeant, with Valeant continuing after the Merger as a wholly-owned subsidiary of BAC (the “Merger”). This Current Report on Form 8-K supplements disclosures made in the definitive joint proxy statement/prospectus of Valeant and Biovail (the “joint proxy statement/prospectus”), previously mailed to shareholders of Valeant and Biovail and filed by Valeant on August 23, 2010 with the Securities and Exchange Commission (“SEC”).
     On July 16, 2010, July 21, 2010, and July 22, 2010, three putative shareholder class action complaints were filed in the Court of Chancery of the State of Delaware on behalf of all stockholders of Valeant (other than defendants) challenging the proposed Merger. On August 2, 2010, the Court of Chancery granted an order consolidating the three action complaints into a case captioned In re Valeant Pharmaceuticals International Shareholders Litigation, Consol. C.A. No. 5644 (the “Delaware Action”). On August 3, 2010, the Court of Chancery entered an order which, among other things, conditionally certified the Delaware Action as a class action.
     On September 17, 2010, the parties to the Delaware Action executed a memorandum of understanding (the “MOU”) containing the terms for the parties’ agreement in principle to resolve the Delaware Action. The settlement contemplated by the MOU will be submitted to the Delaware court for approval. As part of the settlement, the defendants deny all allegations of wrongdoing and deny that the disclosures in the joint proxy/statement prospectus were inadequate but have agreed to provide supplemental disclosures. The settlement will not affect the timing of the Merger or the amount of consideration to be paid in the Merger. Under the terms of the MOU, Valeant and Biovail are making the following disclosures:
•	As previously disclosed on pages 88-90 of the joint proxy statement/prospectus, Valeant’s management prepared and provided to Biovail, as well as to Morgan Stanley & Co. Incorporated, Goldman, Sachs & Co. and Jefferies & Company, Inc. in connection with their respective evaluation of the fairness of the merger consideration, non-public, internal financial forecasts regarding Valeant’s projected future operations for the 2010 through 2014 fiscal years. In those forecasts, stock based compensation expense was treated as a cash expense for purposes of determining EBIT.

•	Furthermore, as previously disclosed on page 87 of the joint proxy statement/prospectus, Jefferies & Company, Inc. used Valeant’s management’s projected EBIT in determining unlevered free cash flow for purposes of its discounted cash flow analysis conducted in connection with its opinion described on pages 81-88 of the joint proxy statement/prospectus.
Caution Regarding Forward-Looking Information and “Safe Harbor” Statement
To the extent any statements made in this document contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and may be forward-looking information as defined under applicable Canadian securities legislation (collectively, “forward-looking statements”).
These forward-looking statements relate to, among other things, the expected benefits of the proposed merger such as efficiencies, cost savings, tax benefits, enhanced revenues and cash flow, growth potential, market profile and financial strength; the competitive ability and position of the combined company; the expected timing of the completion of the transaction; and the expected payment of a one-time cash dividend. Forward-looking statements can generally be identified by the use of words such as “believe”, “anticipate”, “expect”, “estimate”, “intend”, “continue”, “plan”, “project”, “will”, “may”, “should”, “could”, “would”, “target”, “potential” and other similar expressions. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances are forward-looking statements. Although certain of these statements set out herein are indicated above, all of the statements in this filing that contain forward-looking statements are qualified by these cautionary statements. Although Valeant and Biovail believe that the expectations reflected in such forward-looking statements are reasonable, such statements involve risks and uncertainties, and undue reliance should not be placed on such statements. Certain material factors or assumptions are applied in making forward-looking statements, including, but not limited to, factors and assumptions regarding the items outlined above. Actual results may differ materially from those expressed or implied in such statements. Important factors that could cause actual results to differ materially from these expectations include, among other things, the following: the failure to receive, on a timely basis or otherwise, the required approvals by Valeant and Biovail shareholders and government or regulatory agencies (including the terms of such approvals); the risk that a condition to closing of the merger may not be satisfied; the possibility that the anticipated benefits and synergies from the proposed merger cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of Valeant and Biovail operations will be greater than expected; the ability of the combined company to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the impact of legislative, regulatory, competitive and technological changes; the risk that the credit ratings of the combined company may be different from what the companies expect; and other risk factors relating to the pharmaceutical industry, as detailed from time to time in each of Valeant’s and Biovail’s reports filed with the Securities and Exchange Commission (“SEC”) and, in Biovail’s case, the Canadian Securities Administrators (“CSA”). There can be no assurance that the proposed merger will in fact be consummated.
Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found in the body of this filing, as well as under Item 1.A. in each of Valeant’s and Biovail’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and Item 1.A in each of Valeant’s and Biovail’s most recent Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2010. Valeant and Biovail caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to Valeant and Biovail, investors and others should carefully consider the foregoing factors and other uncertainties and potential events. Neither Biovail nor Valeant undertakes any obligation to update or revise any forward-looking statement, except as may be required by law.
Additional Information
In connection with the proposed merger, Biovail has filed with the SEC a Registration Statement on Form S-4 that includes a definitive joint proxy statement of Valeant and Biovail that also constitutes a prospectus of Biovail, and each of Valeant and Biovail may file with the SEC other documents regarding the proposed merger. The definitive joint proxy statement/prospectus was first mailed to shareholders of Valeant and Biovail on or about August 20, 2010. INVESTORS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors may obtain the joint proxy statement/prospectus, as well as other filings containing information about Valeant and Biovail, free of charge, at the website maintained by the SEC at www.sec.gov and, in Biovail’s case, on SEDAR at www.sedar.com. Investors may also obtain these documents, free of charge, from Valeant’s website (www.valeant.com) under the tab “Investor Relations” and then under the heading “SEC Filings,” or by directing a request to Valeant, One Enterprise, Aliso Viejo, California, 92656, Attention: Corporate Secretary. Investors may also obtain these documents, free of charge, from Biovail’s website (www.biovail.com) under the tab “Investor Relations” and then under the heading “Regulatory Filings” and then under the item “Current SEC Filings,” or by directing a request to Biovail, 7150 Mississauga Road, Mississauga, Ontario, Canada, L5N 8M5, Attention: Corporate Secretary.
The respective directors and executive officers of Valeant and Biovail and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Valeant’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on February 24, 2010, and in its definitive proxy statement filed with the SEC by Valeant on March 25, 2010. Information regarding Biovail’s directors and executive officers is available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which was filed with the SEC on February 26, 2010, and in its definitive proxy statement filed with the SEC and CSA by Biovail on April 21, 2010. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. These documents can be obtained free of charge from the sources indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.